Supplement Dated February 12, 2020

to the

Prospectus Dated May 1, 2019 for Scudder DestinationsSM Annuity

and

Farmers Variable Annuity I

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On November 22, 2019, the Board of Trustees of Deutsche DWS Variable Series II (formerly Deutsche Variable Series II) authorized the termination and liquidation of DWS Multisector Income VIP (the “Liquidating Fund”), which will be effective on or about February 27, 2020 (the “Liquidation Date”).

Prior to the Liquidation Date, you may transfer any Contract Value allocated to the Liquidating Fund to other investment options currently available under your Contract (except the DWS Government & Agency Securities VIP, which is also liquidating effective February 27, 2020). Transfers made prior to the Liquidation Date will not count towards the number of free transfers available under your Contract per calendar year.

Effective after the close of business on February 27, 2020, the following changes will occur:

•

Contract Value. Transfers of Contract Value into the Liquidating Fund will no longer be accepted after the Liquidation Date. Any Contract Value invested in the Liquidating Fund will automatically be transferred into DWS Government Money Market VIP (formerly Deutsche Government Money Market VIP).

•

Program Enrollments. If you do not make any updates to your program enrollment (i.e., Dollar Cost Averaging or Systematic Withdrawal Plan) that includes transfers of Contract Value into or out of the Liquidating Fund, your enrollment will automatically be updated to reflect DWS Government Money Market VIP.

During the 60 days after the Liquidation Date, you will be allowed one transfer from DWS Government Money Market VIP that will not count as a transfer toward the limitation of allowable transfers per calendar year.

Upon completion of the liquidation, all references to DWS Multisector Income VIP in the Prospectus are deleted.

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.